UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2023

Jupiter Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39505	85-1508739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11450 SE Dixie Hwy, Suite 105
Hobe Sound, FL	33455
(Address of principal executive offices)	(Zip Code)

(212) 207-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	JAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JAQC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

General

On July 18, 2023, Jupiter Acquisition Corporation, a Delaware corporation (“Jupiter” or “SPAC”), 1427702 B.C. Ltd., a British Columbia corporation (“TopCo”), Filament Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of TopCo (“Merger Sub” and, together with TopCo, the “Merger Subsidiaries”), and Filament Health Corp., a corporation organized under the laws of British Columbia, Canada (“Filament” or the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), which provides for a proposed business combination through a series of related transactions (collectively, the “Proposed Business Combination”), as described in more detail below. Upon the closing of the Proposed Business Combination (the “Closing”), the common shares and warrants of TopCo (“TopCo Common Shares” and “TopCo Warrants”, respectively) are expected to be listed on The Nasdaq Stock Market LLC (“Nasdaq”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Business Combination Agreement

Structure of the Proposed Business Combination

(a)	The Business Combination Agreement provides for, among other things, the following transactions:

i.	two Business Days prior to the date of the Closing (the “Closing Date”), at the Merger Effective Time, Jupiter will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company after the Merger (the “Surviving Company”) and a direct, wholly-owned subsidiary of TopCo;

ii.	as a result of the Merger, (a) each issued and outstanding share of Class A common stock, par value $0.0001 per share, of Jupiter (“Jupiter Common Stock”) will no longer be outstanding and will be automatically converted into and exchanged for the right to receive one TopCo Common Share, (b) each issued and outstanding Jupiter warrant (“Jupiter Warrant”) will no longer be outstanding and will be automatically converted into and become one TopCo Warrant to purchase TopCo Common Shares, and all rights with respect to shares of Jupiter Common Stock underlying such Jupiter Warrants will be automatically converted into rights with respect to TopCo Common Shares, in each case, with TopCo issuing a number of TopCo Common Shares and TopCo Warrants in accordance with the terms of the Business Combination Agreement and (c) the one issued and outstanding unit of limited liability company membership interest of Merger Sub (“Merger Sub Unit”) held by TopCo immediately before the Merger will no longer be outstanding, and in consideration for TopCo issuing a number of TopCo Common Shares to holders of Jupiter Common Stock in the Merger, (i) such Merger Sub Unit will be automatically converted into and exchanged for one unit of limited liability company membership interest in the Surviving Company and (ii) the Surviving Company will issue in favor of TopCo a promissory note in an amount equal to the fair market value of the Merger Sub Unit held by TopCo immediately before the Merger;

iii.	at least one Business Day following the Merger and prior to the Arrangement Effective Time, TopCo will form a new British Columbia corporation (“AmalCo Sub”), which will be a direct, wholly-owned subsidiary of TopCo, with AmalCo Sub issuing a single common share to TopCo; and

iv.	on the Closing Date and pursuant to a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), commencing at the Arrangement Effective Time: (a) the outstanding convertible debentures of Filament will convert into common shares of Filament (“Filament Shares”) in accordance with their terms, as amended, (b) the notice of articles and articles of TopCo will be amended and restated (the “Amended and Restated TopCo Articles”) to, among other matters, create Class B non-voting common shares of TopCo (the “TopCo Class B Earnout Shares”) and Class C non-voting common shares of TopCo (the “TopCo Class C Earnout Shares” and together with the TopCo Class B Earnout Shares, the “Filament Earnout Shares”), (c) Filament and AmalCo Sub will amalgamate to form a new British Columbia corporation (“AmalCo,” and such transaction the “Amalgamation”), (d) the Filament shareholders will exchange all of the issued and outstanding Filament Shares for newly issued TopCo Common Shares, TopCo Class B Earnout Shares and TopCo Class C Earnout Shares, (e) TopCo will exchange its single common share of AmalCo Sub for a single common share of AmalCo, (f) holders of Filament warrants, restricted share units (“RSUs”) and options will receive, as applicable, TopCo Warrants or RSUs or options of TopCo, in each case entitling the holders thereof upon exercise or settlement of such warrants, RSUs or options to receive TopCo Common Shares; (g) TopCo will repurchase for cancellation the single common share issued to the incorporator of TopCo on incorporation; and (h) after giving effect to the Amalgamation, AmalCo will become a direct, wholly-owned subsidiary of TopCo.

(b)	Concurrently with the execution of the Business Combination Agreement, (i) Jupiter, Filament and certain Filament shareholders (the “Key Filament Shareholders”) entered into voting and support agreements (the “Shareholder Support Agreements”), and (ii) Jupiter Founders LLC, a Delaware limited liability company and Jupiter’s sponsor (the “Sponsor”), Jupiter and Filament entered into a sponsor support agreement (the “Sponsor Support Agreement”), in each case with respect to certain matters to support the consummation of the Proposed Business Combination, as further described below.

(c)	Following the execution of the Business Combination Agreement, certain investors (“PIPE Investors”) may enter into one or more subscription agreements (each, a “PIPE Subscription Agreement”) to subscribe for and purchase certain Jupiter or TopCo securities on the Closing Date, as further described below.

(d)	Immediately prior to the Merger Effective Time, TopCo, Jupiter and Continental Stock Transfer & Trust Company, as warrant agent, will enter into an assignment and assumption agreement pursuant to which Jupiter will assign to TopCo all of its rights, interests and obligations in and under the warrant agreement governing the Jupiter Warrants (the “Jupiter Warrant Agreement”) and the terms and conditions of the Jupiter Warrant Agreement will be amended and restated to, among other things, reflect the conversion of the Jupiter Warrants to TopCo Warrants as described above.

(e)	In connection with the Closing, (i) TopCo and certain holders of TopCo securities upon the Closing, including the Sponsor, certain Jupiter directors and executive officers and the Key Filament Shareholders, will enter into a lock-up agreement (the “Lock-Up Agreement”) with respect to certain equity or equity-linked securities of TopCo as set forth in the Lock-Up Agreement (the “Lock-Up Securities”), and (ii) TopCo and certain holders of TopCo securities upon the Closing will enter into a registration rights agreement (the “Registration Rights Agreement”) with respect to certain equity or equity-linked securities of TopCo as set forth in the Registration Rights Agreement (the “Covered Securities”), in each case as further described below.

Consideration

At the Arrangement Effective Time, a number of TopCo Common Shares equal to $176,000,000 divided by $10.00 and the Filament Earnout Shares will be issued to holders of Filament Shares, and holders of Filament warrants, RSUs and options will receive, as applicable, TopCo Warrants or RSUs or options of TopCo, in each case exercisable for TopCo Common Shares.

At the Merger Effective Time, each issued and outstanding share of Jupiter Common Stock will be automatically converted into and exchanged for one TopCo Common Share, and each issued and outstanding Jupiter Warrant will be automatically converted into and become one TopCo Warrant to purchase TopCo Common Shares.

Earnout

At the Arrangement Effective Time, TopCo will issue to the holders of Filament Shares an amount of TopCo Class B Earnout Shares and TopCo Class C Earnout Shares, in each case equal to the number of Filament Shares multiplied by the ratio equal to (i) 1,500,000 divided by (ii) the number of issued and outstanding Filament Shares as of immediately prior to the Arrangement Effective Time. In addition, an aggregate of 1,945,189 TopCo Common Shares to be issued to the Sponsor at the Closing (the “Sponsor Earnout Shares”) and an aggregate of 139,001 TopCo Common Shares to be issued to Jupiter’s three initial public offering underwriters and their designees at the Closing (the “Underwriter Earnout Shares”) in exchange for shares of Jupiter Common Stock currently held by such holders, will be subject to vesting conditions, and will be forfeited if such conditions are not satisfied.

All or a portion of the Filament Earnout Shares will convert into TopCo Common Shares, and all or a portion of the Sponsor Earnout Shares and the Underwriter Earnout Shares will vest, in each case if certain conditions are satisfied within seven years following the Closing Date, as follows:

(a)	Each TopCo Class B Earnout Share will convert into TopCo Common Shares on a one-for-one basis, and 972,594 Sponsor Earnout Shares and 69,500 Underwriter Earnout Shares will vest in full, if (i) on any 20 trading days within any 30 trading day period, the trading price of the TopCo Common Shares is greater than or equal to $12.00 (as adjusted for share splits, reverse share splits, sub-divisions, rights issuances, stock dividends, reorganizations, recapitalizations and other similar transactions), or (ii) there occurs any transaction resulting in a Change of Control of TopCo; and

(b)	Each TopCo Class C Earnout Share will convert into TopCo Common Shares on a one-for-one basis, and the remaining 972,595 Sponsor Earnout Shares and 69,501 Underwriter Earnout Shares will vest in full, if (i) on any 20 trading days within any 30 trading day period, the trading price of the TopCo Common Shares is greater than or equal to $15.00 (as adjusted for share splits, reverse share splits, sub-divisions, rights issuances, stock dividends, reorganizations, recapitalizations and other similar transactions), or (ii) there occurs any transaction resulting in a Change of Control of TopCo.

Unless and until converted into TopCo Common Shares as a result of the foregoing conditions being satisfied, the Filament Earnout Shares shall bear no economic or voting rights other than the right to be redeemed at a price of US$0.00000000001 per share upon certain conditions.

Registration Statement and Jupiter Stockholder Meeting

As promptly as reasonably practicable after the execution of the Business Combination Agreement, TopCo, Jupiter and Filament will prepare and TopCo will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of certain securities to be issued by TopCo pursuant to the Proposed Business Combination, which will include a proxy statement/prospectus that will constitute (i) a prospectus relating to the offer of such TopCo securities and (ii) a proxy statement to be distributed to Jupiter’s stockholders in connection with the solicitation of proxies for the vote at a special meeting of Jupiter’s stockholders (the “Jupiter Stockholder Meeting”) to be held to approve the Proposed Business Combination and other matters as described in the Registration Statement, and in connection with the approval thereof, to provide Jupiter’s public stockholders with the opportunity to redeem their shares of Jupiter Common Stock in accordance with the redemption rights set forth in Jupiter’s Governing Documents.

PIPE Financing

Following the execution of the Business Combination Agreement, certain PIPE Investors may enter into one or more PIPE Subscription Agreements pursuant to which, among other things, each PIPE Investor would agree to subscribe for and purchase on the Closing Date, and TopCo or Jupiter, as applicable, would agree to issue and sell to each such PIPE Investor on the Closing Date, the number of (a) TopCo Common Shares or securities or indebtedness exercisable or exchangeable for, or convertible into, TopCo Common Shares, or (b) shares of Jupiter Common Stock or securities or indebtedness exercisable or exchangeable for, or convertible into, shares of Jupiter Common Stock, as applicable, at such prices and on such other terms as may be set forth in the PIPE Subscription Agreements (collectively, the “PIPE Financing”). TopCo, Filament and Jupiter have agreed to use their commercially reasonable efforts to (i) obtain the PIPE Financing, enforce the obligations of the PIPE Investors under the PIPE Subscription Agreements, and consummate the purchases contemplated by the PIPE Subscription Agreements on the terms and subject to the conditions set forth in the PIPE Subscription Agreements, (ii) satisfy all conditions to the PIPE Financing set forth in the PIPE Subscription Agreements that are within their control and (iii) satisfy and comply with their respective obligations under the PIPE Subscription Agreements.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of Jupiter, Filament, TopCo and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the execution of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms, including, among other things, (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business consistent with past practice; (3) timely filing of Jupiter’s public filings; (4) no insider trading; (5) notifications of certain breaches, consent requirements or other matters; (6) efforts to consummate the Closing, obtain third party and regulatory approvals and satisfy other conditions to Closing; (7) tax matters; (8) further assurances, (9) “no shop” obligations and (10) confidentiality.

The parties also agreed to take all reasonably necessary action so that, effective at the Closing, the board of directors of TopCo (the “Post-Closing Board”) will consist of five individuals, a majority of whom shall be independent directors in accordance with stock exchange requirements. Four of the members of the Post-Closing Board will be designated by Filament and one (who shall be reasonably acceptable to Filament and shall qualify as “independent”) will be designated by the Sponsor and its affiliates, in each case as soon as reasonably practicable following the date of the Business Combination Agreement. The parties further agreed that one individual designated by the Sponsor or its affiliates will be appointed as a non-voting observer to the Post-Closing Board for an initial term of one year extendable in TopCo’s sole discretion. The Business Combination Agreement further provides that, unless otherwise agreed by Filament and Jupiter, the officers of Filament as of immediately prior to the Closing will serve as the initial officers of TopCo upon the Closing.

Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Conditions to Closing

Mutual Conditions

The obligations of Filament, Jupiter, TopCo and Merger Sub to consummate the Proposed Business Combination are subject to the satisfaction or waiver of the following conditions:

(a)	(i) the approval of the Transaction Proposals other than the Merger Proposal, in each case, by the applicable vote of the holders of the outstanding shares of Jupiter Common Stock, as required by Jupiter’s Governing Documents and (ii) the approval of the Merger Proposal by an affirmative vote of the holders of a majority of the shares of Jupiter Common Stock that are voted at the Jupiter Stockholder Meeting (collectively, the “Jupiter Stockholders’ Approval”) will have been obtained;

(b)	all waiting periods (and any extensions thereof) applicable to the Proposed Business Combination under any Antitrust Law, and any commitments or agreements (including timing agreements) with any Governmental Authority not to consummate the Proposed Business Combination before a certain date, will have expired or been terminated, and all other Regulatory Approvals will have been obtained;

(c)	the Registration Statement will have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement will have been issued and no proceedings for that purpose will have been initiated or threatened by the SEC and not withdrawn;

(d)	no Governmental Authority will have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Proposed Business Combination illegal or which otherwise prevents or prohibits consummation of the Proposed Business Combination;

(e)	certain required approvals from holders of Filament equity interests as described in the Business Combination Agreement (the “Filament Required Approval”) will have been obtained; and

(f)	TopCo’s initial listing application with the NYSE or Nasdaq in connection with the Proposed Business Combination will have been approved and the TopCo Common Shares (including, for the avoidance of doubt, the TopCo Common Shares to be issued pursuant to the Proposed Business Combination) will have been approved for listing on the NYSE or Nasdaq, as applicable.

Jupiter Conditions

The obligations of Jupiter to consummate the Proposed Business Combination are subject to the satisfaction or waiver of the following additional conditions:

(a)	Representations and Warranties

i.	the representations and warranties of Filament contained in the Business Combination Agreement relating to the capitalization of Filament and its Subsidiaries and the representations and warranties of the Merger Subsidiaries contained in the Business Combination Agreement relating to the capitalization of the Merger Subsidiaries will be true and correct in all but de minimis respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all but de minimis respects on and as of such date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements;

ii.	each of the Company and Merger Subsidiary Fundamental Representations (other than representations and warranties contained in the Business Combination Agreement regarding the capitalization of Filament and its Subsidiaries and the Merger Subsidiaries) will be true and correct in all material respects, in each case as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all material respects on and as of such earlier date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements; and

iii.	each of the representations and warranties of Filament and the Merger Subsidiaries contained in the Business Combination Agreement other than the Company and Merger Subsidiary Fundamental Representations (disregarding any qualifications and exceptions contained therein related to materiality, material adverse effect and Company Material Adverse Effect or any similar qualification or exception) will be true and correct as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct on and as of such date, except for, in each case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

(b)	each of the covenants of Filament to be performed as of or prior to the Closing will have been performed in all material respects;

(c)	there has not been any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and be continuing; and

(d)	Filament will have delivered certain certificates and documents as required pursuant to the Business Combination Agreement.

Filament Conditions

The obligations of Filament to consummate the Proposed Business Combination are subject to the satisfaction or waiver of the following additional conditions:

(a)	Representations and Warranties

i.	the representations and warranties of Jupiter contained in the Business Combination Agreement relating to the capitalization of Jupiter will be true and correct in all but de minimis respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all but de minimis respects on and as of such date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements;

ii.	each of the SPAC Fundamental Representations will be true and correct in all material respects, in each case as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct in all material respects on and as of such earlier date, except for changes after the date of the Business Combination Agreement that are contemplated or expressly permitted by the Business Combination Agreement or the Ancillary Agreements; and

iii.	each of the representations and warranties of Jupiter contained in the Business Combination Agreement other than the SPAC Fundamental Representations and the representations and warranties relating to the capitalization of Jupiter (disregarding any qualifications and exceptions contained therein related to materiality, material adverse effect and SPAC Material Adverse Effect or any similar qualification or exception) will be true and correct as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties will be true and correct on and as of such date, except for, in each case, where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a SPAC Material Adverse Effect;

(b)	each of the covenants of Jupiter to be performed as of or prior to the Closing will have been performed in all material respects;

(c)	as of the Closing, the Available Cash will be no less than the sum of Filament’s transaction expenses, Jupiter’s transaction expenses and $5,000,000;

(d)	there has not been any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect and be continuing; and

(e)	Jupiter will have delivered certain certificates and documents as required pursuant to the Business Combination Agreement.

Closing

In accordance with the terms and conditions of the Business Combination Agreement, on the Closing Date, the parties will cause the Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware so that the Merger will become effective at the Merger Effective Time. The Closing will occur subject to obtaining the Final Order and to the satisfaction or, where not prohibited, the waiver (subject to applicable Laws) by the party or parties in whose favor the condition is, of each of the conditions set out in the Business Combination Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions).

Termination

The Business Combination Agreement may be terminated and the Proposed Business Combination may be abandoned at any time prior to the Closing, as applicable, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Business Combination by the stockholders of Jupiter or the shareholders of Filament, as follows:

(a)	by mutual written consent of Filament and Jupiter;

(b)	by written notice from Filament or Jupiter to the other if any Governmental Authority will have enacted, issued, promulgated, enforced or entered any Governmental Order or other Law that has become final and non-appealable and has the effect of making consummation of the Proposed Business Combination illegal or otherwise preventing or prohibiting consummation of the Proposed Business Combination; provided that the Governmental Authority issuing such Governmental Order has jurisdiction over the parties hereto with respect to the Proposed Business Combination;

(c)	by written notice from Filament or Jupiter to such other party if the Jupiter Stockholders’ Approval will not have been obtained by reason of the failure to obtain the required vote at the Jupiter Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof;

(d)	by written notice from Filament or Jupiter to such other party if the Filament Required Approval in respect of the Company Resolution will not have been obtained at the Company Shareholders Meeting in accordance with applicable Law;

(e)	by written notice from Filament, if a Jupiter Extension is not effected and Jupiter must liquidate in accordance with its Governing Documents;

(f)	prior to the Closing, by written notice to Filament from Jupiter if there is a Terminating Company Breach, or the Closing has not occurred on or before November 15, 2023 (to be extended by 14 days at the sole discretion of Jupiter, the “Agreement End Date”), subject to exceptions and conditions as described in the Business Combination Agreement; and

(g)	prior to the Closing, by written notice to Jupiter from Filament if there is a Terminating SPAC Breach, or the Closing has not occurred on or before the Agreement End Date, subject to exceptions and conditions as described in the Business Combination Agreement.

If the Business Combination Agreement is terminated, it will become void and of no effect, without liability on the part of any party, other than the liability of Filament or Jupiter, as the case may be, for pre-termination fraud or willful and material breach thereof (except that certain obligations related to public announcements, confidentiality, fees and expenses, termination, waiver of claims against the trust, and certain general provisions will continue in effect).

Trust Account Waiver

Filament agreed that it would not have, and has irrevocably waived, any claim of any kind in or to any monies in Jupiter’s trust account held for its public stockholders.

Governing Law and Jurisdiction

The Business Combination Agreement is governed by Delaware law, except to the extent mandatorily governed by applicable British Columbia or federal Canadian law, including the provisions relating to the Plan of Arrangement. The parties are subject to the exclusive jurisdiction of the Delaware Court of Chancery or, if jurisdiction in such court is not then available, then to the jurisdiction of any state or federal court located in Delaware.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein. Stockholders of Jupiter and Filament and other interested parties are urged to read the Business Combination Agreement in its entirety. The Business Combination Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about Jupiter, Filament, TopCo or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and to reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Jupiter’s public disclosures.

Shareholder Support Agreements

Concurrently with the execution and delivery of the Business Combination Agreement, the Key Filament Shareholders, collectively holding approximately 43% of the total number of outstanding Filament Shares, executed and delivered to Jupiter the Shareholder Support Agreements, pursuant to which each such Key Filament Shareholder agreed to, among other things, (a) not transfer their Company Securities (as defined in the Shareholder Support Agreements), (b) support and vote in favor of the Company Resolution and (c) not exercise, and waive, rights in respect of Dissent Rights, in each case, on the terms and subject to the conditions set forth in the Shareholder Support Agreements.

The foregoing description of the Shareholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Jupiter and the Sponsor executed and delivered to Filament the Sponsor Support Agreement, pursuant to which, among other things, the Sponsor (a) will vote the shares of Jupiter Common Stock held by it as of the date of the Sponsor Support Agreement and any additional equity securities of Jupiter that it acquires prior to the Jupiter Stockholder Meeting, in each case, in favor of the Business Combination Agreement and each of the Transaction Proposals, (b) will not redeem any shares of Jupiter Common Stock held by the Sponsor in connection with the Proposed Business Combination and will waive its redemption rights, (c) will convert, on the same terms and price as the PIPE Investors, into equity the amount, if any, by which outstanding SPAC Working Capital Loans to Jupiter exceed $500,000, concurrently with the Closing, and (d) if mutually agreed by Filament and Jupiter, will take such actions as may be necessary for Jupiter to further extend (including payment by Jupiter of any SPAC Extension Expenses), subject to stockholder approval, the duration of Jupiter’s timeline to consummate a business combination on terms mutually agreeable to Filament and Jupiter, if and to the extent necessary to consummate the Proposed Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Lock-Up Agreement

In connection with the Closing, TopCo and certain holders of TopCo securities upon the Closing, including the Sponsor, certain Jupiter directors and executive officers and the Key Filament Shareholders, will enter into the Lock-Up Agreement, pursuant to which, among other things, each of such holders will agree to not effect any sale or distribution of the Lock-Up Securities, subject to certain customary exceptions set forth in the Lock-Up Agreement, until the earliest of: (i) (A) the six month anniversary of the Closing Date, with respect to the Private Shares (as defined in the Lock-Up Agreement), or (B) the twelve month anniversary of the Closing Date, with respect to the Lock-Up Securities other than the Private Shares, (ii) such time that the trading price of the TopCo Common Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Closing Date, and (iii) such date on which TopCo completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the TopCo’s shareholders having the right to exchange their TopCo Common Shares for cash, securities or other property.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the Closing, TopCo and certain holders of TopCo securities upon the Closing will enter into the Registration Rights Agreement, pursuant to which, among other things, TopCo will agree to provide such holders with customary demand and piggyback registration rights with respect to the Covered Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Important Information About the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K relates to the Proposed Business Combination and may be deemed to be solicitation material in respect of the Proposed Business Combination. The Proposed Business Combination will be submitted to Jupiter’s stockholders for their consideration and approval. TopCo intends to file the Registration Statement with the SEC, which will include a proxy statement to be distributed to Jupiter’s stockholders in connection with Jupiter’s solicitation of proxies for the vote by Jupiter’s stockholders to approve the Proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of the securities to be issued by TopCo in connection with the completion of the Proposed Business Combination. Jupiter and TopCo also intend to file other relevant documents with the SEC and, in the case of Filament and TopCo, with the applicable Canadian securities regulatory authorities, regarding the Proposed Business Combination. After the Registration Statement has been filed and declared effective, Jupiter will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Proposed Business Combination. The Proposed Business Combination will also be submitted to the securityholders of Filament for their consideration and approval. JUPITER’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, ONCE AVAILABLE, THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH JUPITER’S SOLICITATION OF PROXIES FOR ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE PROPOSED BUSINESS COMBINATION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT JUPITER, FILAMENT, TOPCO AND THE PROPOSED BUSINESS COMBINATION.

Jupiter’s stockholders and other interested parties may also obtain a copy of the Registration Statement, any amendments or supplements thereto and the preliminary or definitive proxy statement included therein, once available, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by Jupiter, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to: Jupiter Acquisition Corporation, 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “could,” “continue,” “may,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would.” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current beliefs and expectations of Filament’s, TopCo’s and Jupiter’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although Filament, TopCo and Jupiter believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, none of Filament, TopCo or Jupiter can assure you that any of them will achieve or realize these plans, intentions, or expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Filament, TopCo and Jupiter. These forward-looking statements are subject to a number of risks and uncertainties, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Business Combination; (ii) the failure of either Jupiter or Filament prior to the Proposed Business Combination, or TopCo after the Proposed Business Combination, to execute their business strategy; (iii) the outcome of any legal proceedings that may be instituted against Filament, TopCo or Jupiter or others following the announcement of the Proposed Business Combination; (iv) the inability to complete the Proposed Business Combination due to the failure to obtain any necessary interim order or other required court orders in respect of the Plan of Arrangement with respect to the Proposed Business Combination or the failure to obtain the approval of Filament’s shareholders or Jupiter’s stockholders or to satisfy other conditions to closing; (v) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Business Combination; (vi) the ability to meet stock exchange listing standards prior to and following the consummation of the Proposed Business Combination; (vii) the risk that the Proposed Business Combination disrupts current plans and operations of Filament as a result of the announcement and consummation of the Proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition and the ability of TopCo to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (ix) costs related to the Proposed Business Combination; (x) failure to comply with and stay abreast of changes in laws or regulations applicable to Filament’s business, including health and safety regulations and policies; (xi) Filament’s estimates of expenses and profitability and underlying assumptions with respect to redemptions by Jupiter’s stockholders and purchase price and other adjustments; (xii) any downturn or volatility in economic or business conditions; (xiii) the effects of COVID-19 or other epidemics or pandemics; (xiv) changes in the competitive environment affecting Filament or its customers, including Filament’s inability to introduce, or obtain regulatory approval for, new products; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the impact of pricing pressure and erosion; (xvii) failures or delay’s in Filament’s supply chain; (xviii) Filament’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Filament; (xix) the possibility that Filament, TopCo or Jupiter may be adversely affected by other economic, business and/or competitive factors; (xx) the failure of Filament or TopCo to respond to fluctuations in foreign currency exchange rates; and (xxi) Filament’s estimates of its financial performance; and those factors discussed in documents of Jupiter or TopCo filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Filament, TopCo or Jupiter presently knows or that Filament, TopCo and Jupiter currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Filament’s, TopCo’s and Jupiter’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Filament, TopCo and Jupiter anticipate that subsequent events and developments will cause Filament’s, TopCo’s and Jupiter’s assessments to change. However, while Filament, TopCo and Jupiter may elect to update these forward-looking statements at some point in the future, Filament, TopCo and Jupiter specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Filament’s, TopCo’s or Jupiter’s assessments as of any date after the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Participants in Solicitation

Jupiter, Filament, TopCo and certain of their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Jupiter’s stockholders in connection with the Proposed Business Combination. Information regarding Jupiter’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 10, 2023 (the “Annual Report”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Jupiter’s stockholders in connection with the Proposed Business Combination will be set forth in the Registration Statement, and the proxy statement/prospectus included therein, when it is filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Registration Statement, and the proxy statement/prospectus included therein, when it becomes available. Jupiter’s stockholders, potential investors, and other interested persons should carefully read the Registration Statement, and the proxy statement/prospectus included therein, when it becomes available and related documents filed with the SEC before making any voting or investment decisions. These documents, once available, can be obtained free of charge from the sources indicated above.

No Assurances

There can be no assurance that the Proposed Business Combination will be completed, nor can there be any assurance, if the Proposed Business Combination is completed, that the potential benefits of the Proposed Business Combination will be realized.

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the form of presentation dated July 2023 to be used by Jupiter and Filament in presentations for certain of Jupiter’s stockholders and other persons in connection with the Proposed Business Combination.

The foregoing (including the information presented in Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 hereto that is provided solely in connection with Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1†	Business Combination Agreement, dated July 18, 2023, by and among Jupiter Acquisition Corporation, 1427702 B.C. Ltd., Filament Merger Sub LLC and Filament Health Corp.
10.1	Form of Shareholder Support Agreement, dated July 18, 2023
10.2†	Sponsor Support Agreement, dated July 18, 2023, by and among Jupiter Founders LLC, Jupiter Acquisition Corporation and Filament Health Corp.
99.1	Investor Presentation, dated July 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or 601(b)(2), as applicable. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER ACQUISITION CORPORATION

By:	/s/ James N. Hauslein
Name:	James N. Hauslein
Title:	Chief Executive Officer

Date: July 24, 2023